UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2026

HWH International Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41254	87-3296100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 210 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3955

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HWH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Binding Term Sheet for Purchase of Shares of Hapi Metaverse Inc.

On February 5, 2026, HWH International Inc. (the “Company”) entered into a term sheet (the “Term Sheet”), with Alset Inc., a Texas company (the “Seller”), the Company’s corporate parent (Alset Inc., directly and through subsidiaries, owns a majority of the Company’s common stock). Pursuant to the Term Sheet, the Company agreed purchase from the Seller 505,341,376 issued and outstanding shares of common stock, par value $0.0001 (the “Shares”), of Hapi Metaverse Inc. (“Hapi Metaverse”), a Delaware corporation, representing 99.55% of Hapi Metaverse’s outstanding capital.

Under the terms of the Term Sheet, the Company agreed to purchase the Shares through a stock purchase agreement (the “Stock Purchase Agreement”) for a purchase price of $19,910,603.00 in the form of a promissory note convertible into newly issued shares of the Company’s common stock (the “Convertible Note”). The Convertible Note bears a simple interest rate of 1% per annum. Under the terms of the Convertible Note, the Seller may convert any outstanding principal and interest into shares of the Company’s common stock at $1.85 per share upon ten (10) days’ notice prior to maturity of the Convertible Note five (5) years from the date of the Term Sheet, and upon maturity of the Convertible Note any outstanding principal and accrued interest accrued thereunder will automatically be converted into shares of the Company’s common stock at the conversion rate.

The closing of the transaction contemplated by the Term Sheet will be subject to standard closing conditions, including the approval by the stockholders of the Company holding a majority of the Company’s common stock. As Alset Inc. and certain affiliates of Alset Inc. own the majority of the Company’s common stock, the Company has received such majority stockholder approval.

The Company’s Board of Directors has received a fairness opinion reflecting that the transaction is fair to the Company’s stockholders from a financial point of view. The Company and the Seller are related parties. The Term Sheet was approved by the Company’s Board of Directors and Audit Committee. Chan Heng Fai, our Chairman and Chief Executive Officer and Lim Sheng Hon Danny, our Chief Operating Officer and Member of the Company’s Board, each recused himself from all deliberation and voting regarding the Term Sheet and the Sale of the Shares. Each of the Company’s three independent directors is also an independent director of Alset Inc.

The foregoing is a summary only and does not purport to be complete. It is qualified in its entirety by reference to the Term Sheet, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Stock Purchase Agreement and Convertible Promissory Note

On February 5, 2026, the Company entered into the Stock Purchase Agreement with the Buyer, pursuant to which the Company agreed to purchase from the Seller 505,341,376 issued and outstanding shares of common stock, par value $0.0001, of Hapi Metaverse Inc. for a purchase price of $19,910,603 in the form of a promissory note convertible into newly issued shares of the Company’s common stock. The Convertible Note bears a simple interest rate of 1% per annum. Under the terms of the Convertible Note, the Seller may convert any outstanding principal and interest into shares of the Company’s common stock at $1.85 per share upon ten (10) days’ notice prior to maturity of the Convertible Note five (5) years from the date of the Term Sheet, and upon maturity of the Convertible Note any outstanding principal and accrued interest accrued thereunder will automatically be converted into shares of the Company’s common stock at the conversion rate.

The closing of the Stock Purchase Agreement and the Convertible Note will be subject to the closing conditions set forth above.

The Stock Purchase Agreement and the Convertible Note were approved by the Company’s Board of Directors and Audit Committee. Chan Heng Fai, our Chairman and Chief Executive Officer and Lim Sheng Hon Danny, our Chief Operating Officer and Member of the Company’s Board, each recused himself from all deliberation and voting regarding the Term Sheet and the Sale of the Shares. Each of the Company’s three independent directors is also an independent director of Alset Inc.

The foregoing is a summary only and does not purport to be complete. It is qualified in its entirety by reference to the Stock Purchase Agreement and Convertible Note, copies of which are filed as Exhibit 10.2 and Exhibit 10.3 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report on Form 8-K relating to the Company’s Stock Purchase Agreement is incorporated by reference in this Item 3.02. In connection with the issuance of the common stock of the Company which may be issued upon the conversion of the Convertible Note, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Term Sheet, between Alset Inc. and HWH International Inc., dated as of February 5, 2026
10.2	Stock Purchase Agreement, between Alset Inc. and HWH International Inc., dated as of February 5, 2026
10.3	Convertible Note, between Alset Inc. and HWH International Inc., dated as of February 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HWH INTERNATIONAL INC.

Dated: February 5, 2026	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Chief Financial Officer